EXHIBIT 10.27.4+
AMENDMENT 2 TO SERVICES AGREEMENT

This Amendment 2 (“Amendment 2”) to the Services Agreement is entered into as of March 18, 2015 (the “Amendment 2 Effective Date”) by and between Telenav, Inc. (hereinafter “Licensor”), a corporation duly organized and existing under the laws of the State of Delaware, and General Motors Holdings, LLC (hereinafter “Licensee” or “GM”), a limited liability company duly organized and existing under the laws of the State of Delaware.
BACKGROUND
Whereas, Licensor and GM entered into a Services Agreement on June 13, 2014, (the “Agreement”), and as amended by Amendment #1 effective December 5th, 2014, under which Licensor contracted to provide Licensed Data and Services to GM; and
Whereas, Licensor and GM wish to amend the Agreement pursuant to the terms of this Amendment 2.
Now, Therefore, for and in consideration of the covenants and agreements set forth herein, Licensor and GM hereby agree as follows:
This Amendment 2 shall be read in conjunction with the Agreement. In the event of a conflict between any term of this Amendment 2 and the Agreement, the terms of this Amendment 2 shall control. Capitalized terms not specifically defined in this Amendment 2 shall have the meaning ascribed to them in the Agreement.

1.	Data License Agreement (“DLA”), 2.3 Grant of License Amended. Section 2.3 (Grant of License) (f) Demo Feature

•
Licensor hereby grants GM a non-exclusive, non-transferable, non-sublicensable, restricted right during the term of the Agreement to demonstrate the Licensed Data as part of a server based application to provide Map & Route Functionality (including but not limited to RemoteLink) to prospective customers and partners as further described in Appendix F. Such right may also be known as “demo feature”. Except as otherwise provided herein, GM agrees not to disclose or distribute such Licensed Data to any third parties.

2.	Data License Agreement (“DLA”), Exhibit A Amended. Exhibit A (Statement of Work), Appendix F (Demo Mode) of the DLA is hereby added as follows:
Appendix F - [*****]

•
The [*****] provides the ability for GM Dealers, Connected Customer Specialists, PR teams etc. to [*****] the [*****] capabilities prior to a customer taking delivery of a vehicle or completing the actual registration of their vehicle with the application.

•	Every [*****] and above app install (iOS or Android) will include this [*****].

•	The [*****] will be available in [*****] initially with future plans to support [*****] and [*****] markets.

•	The [*****] will include a single set of [*****] that can be used to create a [*****] experience within the app.

•
The [*****] will include a set of ‘[*****]’ [*****] tied to the above [*****] that are used to [*****] the user experience. There will be no [*****] at the end of the [*****]. The [*****] will not include any data that can be used to identify an [*****] or an [*****].

•	Location specific services within the [*****]:

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

•	Within [*****], there will be no [*****] or [*****] of the [*****] or [*****] of the [*****] since it is purely intended to be a [*****] experience, solely intended to [*****] of the [*****].

•
By [*****], if GM does not [*****] of the [*****] that provides [*****] in order to share such [*****] with Licensor, this Amendment will [*****].GM & Telenav will [*****] with the goal of [*****], by the [*****] of [*****], an agreement on a [*****] that will become effective in [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 2 to Services Agreement

3.	DLA, Exhibit 5.1 Amended. Exhibit 5.1 (Pricing) of the DLA is hereby deleted and replaced in its entirety with Exhibit 5.1 attached hereto.

4.	Any provision of this Agreement not specifically modified by this Amendment 2 shall remain in full force and effect.
In Witness Whereof, the parties have caused this Amendment 2 to be signed below by their duly authorized representatives as of the Amendment 2 Effective Date set forth above.

Telenav, Inc.                         General Motors Holdings, LLC

By: /s/ Michael Strambi                    By: /s/ Philip Abram

Name: Michael Strambi                    Name: Philip Abram

Title: Chief Financial Officer                Title: Chief Infotainment Ofc.

Date: 3/19/15                        Date: 3/25/15

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 2 to Services Agreement

Exhibit 5.1
Pricing

Table 1: [*****] Fees per [*****]
[*****] with subscriptions to Map and Route applications (as described in Exhibit A) for all GM countries (excluding [*****]):	$[*****]
[*****] with subscriptions to Map and Route applications (as described in Exhibit A) for:
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
• [*****]	$[*****]
License Fee Reporting:
On or before the [*****] of each [*****], Licensee shall prepare and submit to Licensor a written report with separate line items by country for the total number of newly [*****] ([*****]) and [*****] ([*****]) [*****] ([*****]) made by GM and/or GM Affiliates with subscriptions to Maps / Search / Static Routing Directions / Traffic functionality developed by or on behalf of GM for the previous [*****]. Each such subscription is associated with a [*****] and entitles the [*****] (up to [*****]) access to one or more applications via PC, mobile, tablet or vehicle devices. A [*****] is considered [*****] if an application or applications with Maps / Search / Static Routing Directions / Traffic functionality is [*****], or otherwise [*****] to a [*****]. Licensee is responsible for ensuring that such application subscriptions are only [*****] to end users with a valid end user account linked to a [*****]. For clarity, if more than one application is [*****] by a [*****], that [*****] shall only be counted once and no further reporting or fees are due for subsequent activations of applications. Following receipt of such report, Licensor shall invoice Licensee for the amounts due in accordance with the pricing in Table 1 and Licensee shall pay in accordance with [*****] payment terms as specified in the applicable Purchase Order.

Table 2: Demo Mode
With respect to [*****] (Appendix F) of Statement of Work:

GM will pay Licensor $[*****] per [*****] ($[*****]/[*****]) for [*****] ([*****]) and [*****].

[*****] – No [*****] for [*****]. By [*****], if GM does not install [*****] of the [*****] that provides [*****] in order to share such [*****] with Licensor, this Amendment will [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 2 to Services Agreement